EXHIBIT 24.13
                                POWER OF ATTORNEY


The undersigned, as a director of Southwestern Electric Power Company (the "Company"), hereby makes, constitutes and appoints Michael D. Smith and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1997 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 22nd day of January, 1998.


                                  E. R. Brooks
                                  Director


Subscribed and sworn to before me this 22nd day of January, 1998 by
E. R. Brooks.


                                  Judy A. Hall
                                  Notary Public

My Commission Expires:
July 20, 1999

EXHIBIT 24.13
                                POWER OF ATTORNEY


The undersigned, as a director of Southwestern Electric Power Company (the "Company"), hereby makes, constitutes and appoints Michael D. Smith and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1997 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 22nd day of January, 1998.


                                James E. Davison
                                Director


Subscribed and sworn to before me this 22nd day of January, 1998 by James
E. Davison.


                                Judith W. Culver
                                Notary Public

My Commission Expires:
Commission is for Life

EXHIBIT 24.13
                                POWER OF ATTORNEY


The undersigned, as a director of Southwestern Electric Power Company (the "Company"), hereby makes, constitutes and appoints Michael D. Smith and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1997 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 22nd day of January, 1998.


                                   Glenn Files
                                   Director


Subscribed and sworn to before me this 22nd day of January, 1998 by Glenn Files.


                                Judith W. Culver
                                Notary Public

My Commission Expires:
Commission is for Life

EXHIBIT 24.13
                                POWER OF ATTORNEY


The undersigned, as a director of Southwestern Electric Power Company (the "Company"), hereby makes, constitutes and appoints Michael D. Smith and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1997 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 22nd day of January, 1998.


                                F. E. Joyce, M.D.
                                Director


Subscribed and sworn to before me this 22nd day of January, 1998 by Dr. Frederick E. Joyce.


                                Judith W. Culver
                                Notary Public

My Commission Expires:
Commission is for Life

EXHIBIT 24.13
                                POWER OF ATTORNEY


The undersigned, as a director of Southwestern Electric Power Company (the "Company"), hereby makes, constitutes and appoints Michael D. Smith and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1997 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 22nd day of January, 1998.


                                  John M. Lewis
                                  Director


Subscribed and sworn to before me this 22nd day of January, 1998 by James M. Lewis.


                              Linda Carmack Catron
                              Notary Public

My Commission Expires:
May 1, 2001

EXHIBIT 24.13
                                POWER OF ATTORNEY


The undersigned, as a director of Southwestern Electric Power Company (the "Company"), hereby makes, constitutes and appoints Michael D. Smith and R. Russell Davis, and each of them severally, her true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1997 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 22nd day of January, 1998.


                                  Karen Martin
                                  General Manager and Director


Subscribed and sworn to before me this 22nd day of January, 1998 by Karen
Martin.


                                Judith W. Culver
                                Notary Public

My Commission Expires:
Commission is for Life

EXHIBIT 24.13
                                POWER OF ATTORNEY


The undersigned, as a director of Southwestern Electric Power Company (the "Company"), hereby makes, constitutes and appoints Michael D. Smith and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1997 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 22nd day of January, 1998.


                               William C. Peatross
                               Director


Subscribed and sworn to before me this 22nd day of January, 1998 by William C. Peatross.


                               Judith W. Culver
                               Notary Public

My Commission Expires:
Commission is for Life

EXHIBIT 24.13
                                POWER OF ATTORNEY


The undersigned, as a director of Southwestern Electric Power Company (the "Company"), hereby makes, constitutes and appoints Michael D. Smith and R. Russell Davis, and each of them severally, her true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1997 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 22nd day of January, 1998.


                                 Maxine P. Sarpy
                                 Director


Subscribed and sworn to before me this 22nd day of January, 1998 by Maxine P. Sarpy.


                                 Judith W. Culver
                                 Notary Public

My Commission Expires:
Commission is for Life